Exhibit 10.26



                                   AMENDMENT
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT


          THIS AMENDMENT NO. 3 dated as of December 31, 2001 to the ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") dated as of March 1, 2000 (such agreement as amended is referred to herein as the "Agreement") between Leucadia Financial Corporation, a Utah corporation ("Leucadia"), HomeFed Corporation, a Delaware corporation ("HomeFed"), HomeFed Resources Corporation, a California corporation ("HomeFed Resources") and HomeFed Communities, Inc., a California corporation ("HomeFed Communities").

          The following new paragraph shall replace in its entirety paragraph 4 of the Agreement as reflected in the Second Amendment dated as of February 28, 2001:

          "4. Term and Termination. The term of this Agreement shall continue on a month-to-month basis from December 31, 2001. HomeFed and Leucadia each shall have the right to terminate this Agreement, without restriction or penalty, upon 30 days prior written notice to the other party. In all events, the provisions of Section 7. "Indemnification" shall survive the termination of this Agreement, whether as a result of the passage of time or the election of HomeFed or otherwise."

          In all other respects, the Agreement shall remain unchanged.

          IN WITNESS WHEREOF, this Agreement has been executed as of the date first hereinabove written.

                                       LEUCADIA FINANCIAL CORPORATION
                                       Address:   529 East South Temple
                                                  Salt Lake City, UT  84102

                                       By:  /s/      Joseph A. Orlando
                                            ----------------------------------
                                            Name:    Joseph A. Orlando
                                            Title:   Vice President


                                       HOMEFED CORPORATION
                                       Address:   1903 Wright Place, Suite 220
                                                  Carlsbad, CA  92008

                                       By:  /s/      Paul J. Borden
                                            ----------------------------------
                                            Name:    Paul J. Borden
                                            Title:   President


                                       HOMEFED RESOURCES CORPORATION
                                       Address:   1903 Wright Place, Suite 220
                                                  Carlsbad, CA  92008

                                       By:  /s/      Paul J.  Bordden
                                            ----------------------------------
                                            Name:    Paul J. Borden
                                            Title:   President


                                       HOMEFED COMMUNITIES, INC.
                                       Address:   1903 Wright Place, Suite 220
                                                       Carlsbad, CA  92008

                                       By:  /s/      Paul J. Borden
                                            ----------------------------------
                                            Name:    Paul J. Borden
                                            Title:   President


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